Capital Management	12 Months Ended
Jul. 31, 2019
Disclosure Of Capital Management [Abstract]
Capital Management

22. Capital Management

The Company’s objective is to maintain sufficient capital so as to maintain investor, creditor and customer confidence and to sustain future development of the business and provide the ability to continue as a going concern. Management defines capital as the Company’s shareholders’ equity. The Board of Directors does not establish quantitative return on capital criteria for management. The Company has not paid any dividends to its shareholders. The Company is not subject to any externally imposed capital requirements.

As at July 31, 2019 total managed capital was comprised of shareholders’ equity of $776,756 (July 31, 2018 – $322,873). There were no changes in the Company’s approach to capital management during the period.